                                                                   Exhibit 10.10

                          RETIREMENT PAYMENT AGREEMENT

AGREEMENT ENTERED INTO AS OF THE 1ST DAY OF August, 1987 between Haywood Savings
                                 ---        ------------         ---------------
and Loan Association, a domestic Corporation having its principal office in
--------------------
Waynesville, North Carolina (hereinafter referred to as the Association) and
-----------  --------------
Conrad L. Turner of Waynesville, North Carolina (hereinafter referred to as the
----------------    -----------  --------------
Director).

WITNESSETH:

WHEREAS, the Director is rendering valuable service and it is the desire of the Association to have the benefit of his continued loyalty and service and also to assist him in providing for the contingencies of retirement and death; and,

WHEREAS, the Director hereby agrees to waive fees paid to him as a Director in the amount of $350 per month for five years from the date of the execution of
              ----               ----
this agreement;

NOW THEREFORE, in consideration of the premises contained herein, the parties hereto mutually agree as follows:

     1.  Retirement Benefit:  Should the Director still be in the Directorship
         ------------------
of the Association upon attainment of his 65th birthday, the Association will
                                          ----
commence to pay him $2,115.00 per month for a continuous period of 120 months.
                    ---------                                      ---
In the event that the Director should die after becoming entitled to receive said monthly installments but before any or all of said installments have been paid, the Association will pay or will continue to pay said installments to such beneficiary or beneficiaries as the Director has directed by filing with the Association a notice in writing. In the event of the death of the last named beneficiary before all the unpaid payments have been made, the balance of any amount which remains unpaid at said death shall be commuted on the basis of 6 percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the estate of the last named beneficiary to die.
In the absence of any such beneficiary designation, any amount remaining unpaid at the Director's death shall be commuted on the basis of 6 percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the Director's estate.

     2.  Death Benefit:  Should the Director die while in the Directorship of
         -------------
the Association and prior to the attainment of his 65th birthday, the
                                                   ----
Association (beginning at a date to be determined by the Association but within six months from the date of such death) will commence to pay $2,115.00 per month
                                                             ---------
for a continuous period of 120 months to such beneficiary or beneficiaries as
                           ---
the Director has directed by filing with the Association a notice in writing. Irrespective of the above, however, if the Director dies as a result of suicide within two years of the execution of this agreement, the death benefit shall not exceed an amount equal to his waived Directors' fees plus interest at the rate of 7 1/2 percent per annum compounded annually. In the event of the death of the last named beneficiary before all the unpaid payments have been made, the balance of any amount which remains unpaid at said death shall be commuted on the basis of 6 percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the estate of the last named beneficiary to die. In the absence of any such beneficiary designation, any amount remaining unpaid at the Director's death shall be commuted on the basis of 6 percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the Director's estate.

     3.  Termination of Directorship:
         ---------------------------

         A. If the Director terminates his Directorship, for reasons other than death or the attainment of his 65th birthday, prior to two years from
                                        ----
         the execution date of the Agreement, the Director's benefits shall be limited to his waived Director fees plus interest at the rate of 7 1/2 percent per annum compounded annually and shall be paid in a single sum as soon as practical following the termination of his Directorship.

         B. If the Director terminates his Directorship, for reasons other than death or the attainment of his 65th birthday, at the end of two
                                            ----
         years or more from the execution date of this Agreement, he or his beneficiary, as applicable, shall be entitled upon the attainment of his 65th birthday, or his prior death, to a percentage of the
             ----
         retirement benefits stated in Section 1 of this Agreement as determined by the following table:

    FULL NUMBER OF YEARS SERVED        PERCENTAGE OF RETIREMENT
     AS DIRECTOR FROM DATE OF         BENEFITS STATED IN SECTION
    EXECUTION OF THIS AGREEMENT      1 OF THIS AGREEMENT TO WHICH
 UNTIL TERMINATION OF DIRECTORSHIP     THE DIRECTOR IS ENTITLED
-----------------------------------  ----------------------------
                 2                                40%

                 3                                60%

                 4                                80%

                 5                               100%


     4.  Forfeiture Provisions:
         ---------------------

         A. During the period the retirement benefit is payable to the Director under Section 1 of this Agreement, the Director shall not engage in business activities which are in competition with the Association without first obtaining the written consent of the Association.

         B. During the period the retirement payment is payable to the Director under Section 1 of the Agreement, the Director shall be available to render consulting services to the Association upon request by an officer of the Association, but such requests shall not be made more frequently than once each moth. The Director shall not be considered to have breached this condition if he is unable to consult because of his mental or physical disability.

         C. Payment of the retirement benefit under this Agreement may be terminated by the Association, if the Director fails to comply with either of the conditions set forth in paragraph (A) and (B) of this
         Section 4.

     5.  General Provisions:
         ------------------

         A. Except as otherwise provided by the Agreement, it is agreed that neither the Director, nor his beneficiary shall have any right to commute, sell, assign, transfer or otherwise convey the right to receive any payments hereunder, which payments and the right hereto are expressly declared to be nonassignable and nontransferable.

         B. The benefits payable under the Agreement shall be independent of, and in addition to, any other employment agreements that may exist from time to time between the parties hereto, concerning any other compensation payable by the Association to the Director whether as salary, bonus, or otherwise. This Agreement shall not be deemed to constitute a contract of employment between the parties hereto, nor shall any provision hereof restrict the right of the Association to discharge the Director or restrict the right of the Director to terminate his Directorship.

         C. The rights of the Director under this Agreement and of any beneficiary of the Director shall be solely those of an unsecured creditor of the Association. Any asset acquired by the Association in connection with the liabilities assumed by it hereunder, shall not be deemed to be held under any trust for the benefit of the Director or his beneficiaries or to be considered security for the performance of the obligations of the Association but shall be, and remain, a general, unpledged, unrestricted asset of the Association.

         D. The Association hereby reserves the right to accelerate the payments specified in Sections 1, 2 and 3 above without the consent of the Director, his estate, beneficiaries, or any other person claiming through or under him.

         E. The Association agrees that it will not merge or consolidate with any other Association or organization, or permit its business activities to be taken over by any other organization unless and until the succeeding or continuing Association or other organization shall expressly assume the rights and obligations of the Association herein set forth. The Association further agrees that it will not cease its business activities or terminate its existence, other than as set forth in this Section, without having made adequate provision for the fulfilling of its obligations hereunder.

         F. This Agreement may be revoked or amended in whole or in part by a writing signed by both of the parties hereto.

         G. This Agreement shall be subject to and construed under the laws of the State of North Carolina.

     IN WITNESS THEREOF, the said Association has caused this Agreement to be signed in its Corporate name by its duly authorized officer, and impressed with the Corporate seal, attached by its Secretary, and the said Director has hereunto set his hand and seal, all on the date and year first above written.

ATTEST:                  Haywood Savings and Loan Association



/s/ Johnnie Sue Buchanan      By: /s/ Larry R. Ammons       (Seal)
________________________          _________________________
                                  President



WITNESS: Jay W. Hargelte          /s/ Conrad L. Turner      (Seal)
         _______________          _________________________
                                  The Director

                        HAYWOOD SAVINGS BANK, INC., SSB
                          RETIREMENT PAYMENT AGREEMENT
                        _______________________________

                               1998 Amendment to
                         Agreement dated August 1, 1987
                        _______________________________

     WHEREAS, Haywood Savings Bank, Inc., SSB (the "Bank") entered into a Retirement Payment Agreement (the "RPA") dated August 1, 1987, with _____________________ (the "Director"); and

     WHEREAS, the Bank's Board of Directors and the Director have determined that it is in their respective best interests to amend the RPA in the manner set forth herein.

     NOW, THEREFORE, the RPA shall be amended as follows, pursuant to Section 5.F thereof:

     1. Section 5 of the RPA shall be amended by adding the following new paragraph H at the end thereof:

          H. Notwithstanding the provisions of paragraphs 2, 3, and 4 hereof, any benefits that are or become payable after the closing date of a Change in Control (as defined in the Bank's Retirement Plan for Non-Employee Directors) shall be paid in the manner selected by the Director in a duly executed election in the form (the "Election Form") attached hereto as Exhibit "A"; provided that such an election will be honored and given effect only if it is properly made and delivered to the Bank more than 90 days before said closing date. Present value determinations, as well as interest accruals on present value sums that are paid in installments over a fixed period of years, shall be calculated at a rate equal to 120% of the applicable federal rate, compounded semiannually, as determined under Section 1274(d) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

               The Director may specify on the Election Form, the manner of payment to his beneficiary, and may at any time or from time to time change the identity or manner of payment to his beneficiary.

     2. Nothing contained herein shall be held to alter, vary, or affect any of the terms, provisions, or conditions of the RPA other than stated above.

     WHEREFORE, the undersigned hereby approve this 1998 Amendment to the RPA.

Date of Execution:  ____________________________, 1998

ATTEST:                         HAYWOOD SAVINGS BANK, INC., SSB



___________________________     By___________________________________
                                   Its_______________________________


WITNESS:                        DIRECTOR



___________________________     _____________________________________

                          RETIREMENT PAYMENT AGREEMENT

AGREEMENT ENTERED INTO AS OF THE 1ST DAY OF April, 1991 between Haywood Savings
                                 ---        -----------         ---------------
and Loan Association, a domestic Corporation having its principal office in
--------------------
Waynesville, North Carolina (hereinafter referred to as the Association) and
-----------  --------------
Conrad L. Turner of Waynesville, North Carolina (hereinafter referred to as the
----------------    -----------  --------------
Director).

WITNESSETH:

WHEREAS, the Director is rendering valuable service and it is the desire of the Association to have the benefit of his continued loyalty and service and also to assist him in providing for the contingencies of retirement and death; and,

WHEREAS, the Director hereby agrees to waive fees paid to him as a Director in the amount of $125.00 per month for five years from the date of the execution of
               ------               ----
this agreement;

NOW THEREFORE, in consideration of the premises contained herein, the parties hereto mutually agree as follows:

     1.   Retirement Benefit:  Should the Director still be in the Directorship
          ------------------
of the Association upon attainment of his 65th birthday, the Association will
                                          ----
commence to pay him $486 per month for a continuous period of 120 months.  In
                    ----                                      ---
the event that the Director should die after becoming entitled to receive said monthly installments but before any or all of said installments have been paid, the Association will pay or will continue to pay said installments to such beneficiary or beneficiaries as the Director has directed by filing with the Association a notice in writing. In the event of the death of the last named beneficiary before all the unpaid payments have been made, the balance of any amount which remains unpaid at said death shall be commuted on the basis of eight percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the estate of the last named beneficiary to die. In the absence of any such beneficiary designation, any amount remaining unpaid at the Director's death shall be commuted on the basis of eight percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the Director's estate.

     2.   Death Benefit:  Should the Director die while in the Directorship of
          -------------
the Association and prior to the attainment of his 65th birthday, the
                                                   ----
Association (beginning at a date to be determined by the Association but within six months from the date of such death) will commence to pay $486 per month for
                                                             ----
a continuous period of 120 months to such beneficiary or beneficiaries as the
                       ---
Director has directed by filing with the Association a notice in writing. Irrespective of the above, however, if the Director dies as a result of suicide within two years of the execution of this agreement, the death benefit shall not exceed an amount equal to his waived Directors' fees plus interest at the rate of eight percent per annum compounded annually. In the event of the death of the last named beneficiary before all the unpaid payments have been made, the balance of any amount which remains unpaid at said death shall be commuted on the basis of eight percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the estate of the last named beneficiary to die. In the absence of any such beneficiary designation, any amount remaining unpaid at the Director's death shall be commuted on the basis of eight percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the Director's estate.

     3.   Termination of Directorship:
          ---------------------------

          A. If the Director terminates his Directorship, for reasons other than death or the attainment of his 65th birthday, prior to two years
                                              ----
          from the execution date of the Agreement, the Director's benefits shall be limited to his waived Director fees plus interest at the rate of eight percent per annum compounded annually and shall be paid in a single sum as soon as practical following the termination of his Directorship.

          B. If the Director terminates his Directorship, for reasons other than death or the attainment of his 65th birthday, at the end of two
                                              ----
          years or more from the execution date of this Agreement, he or his beneficiary, as applicable, shall be entitled upon the attainment of his 65th birthday, or his prior death, to a percentage of the
              ----
          retirement benefits stated in Section 1 of this Agreement as determined by the following table:

    FULL NUMBER OF YEARS SERVED        PERCENTAGE OF RETIREMENT
     AS DIRECTOR FROM DATE OF         BENEFITS STATED IN SECTION
    EXECUTION OF THIS AGREEMENT      1 OF THIS AGREEMENT TO WHICH
 UNTIL TERMINATION OF DIRECTORSHIP     THE DIRECTOR IS ENTITLED
-----------------------------------  ----------------------------
                 2                                 40%

                 3                                 60%

                 4                                 80%

                 5                                100%

     4.   Forfeiture Provisions:
          ---------------------

          A. During the period the retirement benefit is payable to the Director under Section 1 of this Agreement, the Director shall not engage in business activities which are in competition with the Association without first obtaining the written consent of the Association.

          B. During the period the retirement payment is payable to the Director under Section 1 of the Agreement, the Director shall be available to render consulting services to the Association upon request by an officer of the Association, but such requests shall not be made more frequently than once each moth. The Director shall not be considered to have breached this condition if he is unable to consult because of his mental or physical disability.

          C. Payment of the retirement benefit under this Agreement may be terminated by the Association, if the Director fails to comply with either of the conditions set forth in paragraph (A) and (B) of this Section 4.

     5.   General Provisions:
          ------------------

          A. Except as otherwise provided by the Agreement, it is agreed that neither the Director, nor his beneficiary shall have any right to commute, sell, assign, transfer or otherwise convey the right to receive any payments hereunder, which payments and the right hereto are expressly declared to be nonassignable and nontransferable.

          B. The benefits payable under the Agreement shall be independent of, and in addition to, any other employment agreements that may exist from time to time between the parties hereto, concerning any other compensation payable by the Association to the Director whether as salary, bonus, or otherwise. This Agreement shall not be deemed to constitute a contract of employment between the parties hereto, nor shall any provision hereof restrict the right of the Association to discharge the Director or restrict the right of the Director to terminate his Directorship.

          C. The rights of the Director under this Agreement and of any beneficiary of the Director shall be solely those of an unsecured creditor of the Association. Any asset acquired by the Association in connection with the liabilities assumed by it hereunder, shall not be deemed to be held under any trust for the benefit of the Director or his beneficiaries or to be considered security for the performance of the obligations of the Association but shall be, and remain, a general, unpledged, unrestricted asset of the Association.

          D. The Association hereby reserves the right to accelerate the payments specified in Sections 1, 2 and 3 above without the consent of the Director, his estate, beneficiaries, or any other person claiming through or under him.

          E. The Association agrees that it will not merge or consolidate with any other Association or organization, or permit its business activities to be taken over by any other organization unless and until the succeeding or continuing Association or other organization shall expressly assume the rights and obligations of the Association herein set forth. The Association further agrees that it will not cease its business activities or terminate its existence, other than as set forth in this Section, without having made adequate provision for the fulfilling of its obligations hereunder.

          F. This Agreement may be revoked or amended in whole or in part by a writing signed by both of the parties hereto.

          G. This Agreement shall be subject to and construed under the laws of the State of North Carolina.

     IN WITNESS THEREOF, the said Association has caused this Agreement to be signed in its Corporate name by its duly authorized officer, and impressed with the Corporate seal, attached by its Secretary, and the said Director has hereunto set his hand and seal, all on the date and year first above written.

ATTEST:   HAYWOOD SAVINGS AND LOAN ASSOCIATION, INC. (Association)
          __________________________________________



          BY: /s/ Larry R. Ammons
              ______________________________________ (Seal)
                             President



              /s/ Conrad L. Turner
              ______________________________________ (Seal)
                            The Director



WITNESS:   /s/ Johnnie Sue Caldwell
           _________________________________________

                          BENEFICIARY DESIGNATION FORM

As Beneficiary to receive any death benefits payable on my behalf from Haywood
                                                                       -------
Savings and Loan Association incorporated in Waynesville, North Carolina, I
----------------------------                 -----------  --------------
designate the following:

       NAME      DATE OF BIRTH         ADDRESS                  RELATIONSHIP
       ----      -------------         -------                  ------------

PRIMARY
-------
                                     P.O. Box 389
June A. Turner     3/23/40           Waynesville, N.C. 28786       Spouse
_________________________________________________________________________
_________________________________________________________________________
_________________________________________________________________________

CONTINGENT, If Any:
----------

_________________________________________________________________________
_________________________________________________________________________

(Note: If more than one primary beneficiary is named, the benefit will be paid in equal shares to those living. Should the contingent beneficiaries be eligible to receive the benefits, such benefits will be paid in equal shares to such living contingent beneficiaries. If none of the designated beneficiaries are living at such time as the death benefit is payable, such benefit will be paid to the Executor or Administrator of your Estate).

Name of Spouse if not given above:      same as above
                                        _______________________________________

                                        /s/ Conrad L. Turner
_________________________________       _______________________________________
            Witness                               Signature of Director


                                                         7/15/91
                                        _______________________________________
                                                          Date


Note: The original should be retained by the Association, one copy by the Director, and one copy forwarded to Smith/Broadhurst, Inc.

                        HAYWOOD SAVINGS BANK, INC., SSB
                          RETIREMENT PAYMENT AGREEMENT
                        _______________________________

                                 1998 Amendment
                        to Agreement dated April 1, 1991
                        _______________________________

     WHEREAS, Haywood Savings Bank, Inc., SSB (the "Bank") entered into a Retirement Payment Agreement (the "RPA") dated April 1, 1991, with _____________________ (the "Director"); and

     WHEREAS, the Bank's Board of Directors and the Director have determined that it is in their respective best interests to amend the RPA in the manner set forth herein.

     NOW, THEREFORE, the RPA shall be amended as follows, pursuant to Section 5.F thereof:

     1. Section 5 of the RPA shall be amended by adding the following new paragraph H at the end thereof:

          H. Notwithstanding the provisions of paragraphs 2, 3, and 4 hereof, any benefits that are or become payable after the closing date of a Change in Control (as defined in the Bank's Retirement Plan for Non-Employee Directors) shall be paid in the manner selected by the Director in a duly executed election in the form (the "Election Form") attached hereto as Exhibit "A"; provided that such an election will be honored and given effect only if it is properly made and delivered to the Bank more than 90 days before said closing date. Present value determinations, as well as interest accruals on present value sums that are paid in installments over a fixed period of years, shall be calculated at a rate equal to 120% of the applicable federal rate, compounded semiannually, as determined under Section 1274(d) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

               The Director may specify on the Election Form, the manner of payment to his beneficiary, and may at any time or from time to time change the identity or manner of payment to his beneficiary.

     2. Nothing contained herein shall be held to alter, vary, or affect any of the terms, provisions, or conditions of the RPA other than stated above.

     WHEREFORE, the undersigned hereby approve this 1998 Amendment to the RPA. Date of Execution: ____________________________, 1998

ATTEST:                  HAYWOOD SAVINGS BANK, INC., SSB



______________________   By_________________________________
                           Its______________________________


WITNESS:                      DIRECTOR


______________________   ___________________________________